UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
(Rule 14c-101)
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. ___)

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Touchstone Strategic Trust
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TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 638-8194

Touchstone Flexible Income Fund
Important Notice Regarding the Availability of this Information Statement
The Information Statement is available at TouchstoneInvestments.com
THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
This information statement (the “Information Statement”) is being furnished to the shareholders of Touchstone Flexible Income Fund (the “Fund”), a series of Touchstone Strategic Trust (the “Trust”). This Information Statement relates to the approval by the Board of Trustees of the Trust (the “Board”) of a new sub-advisory agreement (the “Sub-Advisory Agreement”) between Touchstone Advisors, Inc. (“Touchstone”) and Bramshill Investments, LLC (“Bramshill” or the “Sub-Advisor”) and the termination of the existing sub-advisory agreement between Touchstone and ClearArc Capital, Inc. (“ClearArc”), in each case with respect to the Fund and effective November 30, 2018. The U.S. Securities and Exchange Commission (the “SEC”) has granted an exemptive order that permits Touchstone, the investment advisor to the Fund, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with the information contained herein about Bramshill and the Sub-Advisory Agreement. The Information Statement is being mailed on or about January 30, 2019 to shareholders of record of the Fund as of November 15, 2018.
The Fund’s most recent annual report for the fiscal year ended March 31, 2018 and semi-annual report for the six-month period ended September 30, 2018 are available upon request without charge. The annual and semi-annual reports may be obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at: TouchstoneInvestments.com/Resources.
BOARD APPROVAL OF THE SUB-ADVISOR
At a Board meeting held on November 15, 2018 (the “Meeting”), Touchstone recommended and the Board approved the replacement of the Fund’s sub-advisor, ClearArc, with Bramshill. The Sub-Advisory Agreement between Touchstone and Bramshill took effect on November 30, 2018, and the Sub-Advisory Agreement with ClearArc was terminated as of November 29, 2018. The Board considered, among other things discussed below, that ClearArc’s parent company decided to exit portions of its institutional asset management business, which would have negatively impacted the Fund’s portfolio management team.
Bramshill manages the Fund in accordance with Bramshill’s income performance strategy, which Bramshill’s founder and Chief Investment Officer began in 2009. In connection with the appointment of Bramshill, the Fund’s prospectus was supplemented on November 15, 2018 to modify the Fund’s principal investment strategies to reflect Bramshill’s income performance strategy, which took effect November 30, 2018. As of such date, the Fund implements a tactical fixed income strategy that allocates across various types of fixed income securities. Bramshill’s investment process incorporates three levels of analysis: first, assessing the relative value of the five fixed income asset classes in which the portfolio management team primarily invests; second, analyzing and targeting the portfolio’s level of credit risk and interest rate sensitivity; and third, selecting individual positions based on security credit metrics and structures. The Fund’s primary investments include investment grade corporate bonds, preferred stocks, U.S. municipal bonds, U.S. Treasuries, and up to 40% in high yield bonds (i.e. junk bonds). The preferred stocks in which the Fund may invest include payment in kind, fixed to floating rate, convertible, cumulative and non-cumulative, callable, and perpetual securities. Certain of the debt securities and preferred stocks in which the Fund may invest may be convertible into common shares.
In addition, effective January 15, 2019, the Fund’s investment goal and 80% investment policy were changed to the following.

Investment Goal :	The Fund seeks total return through a combination of income and capital appreciation.
80% Investment Policy:
Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as investment grade corporate bonds, high yield bonds (i.e., junk bonds), preferred stocks, municipal bonds, and U.S. Treasuries. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund’s name will not change as a result of the appointment of Bramshill. The following principal risks have been removed from the prospectus with respect to the Fund as a result of the change in the Fund's principal investment strategy: Large-Cap Risk, Mid-Cap Risk, Small-Cap Risk, Real Estate Investment Trust Risk, and Value Investing Risk. The following principal risk has been added: Municipal Securities Risk. Please refer to the Fund’s prospectus dated July 30, 2018, as supplemented, for additional information.
The following individuals are jointly and primarily responsible for the management of the Fund’s portfolio:
Art DeGaetano, Founder and Chief Investment Officer of Bramshill. Mr. DeGaetano founded Bramshill in 2012. Prior to founding Bramshill, Mr. DeGaetano was a Senior Portfolio Manager at GLG Partners LP where he managed the predecessor to the Bramshill Income Performance Strategy and a levered US Credit Portfolio for the GLG Market Neutral Fund.
Derek Pines, Co-Portfolio Manager. Mr. Pines joined Bramshill in 2012. Prior to joining Bramshill, Mr. Pines spent over a decade as a Proprietary Trader and Portfolio Manager leading a multi-asset class strategy, which specialized in quantitative modeling techniques and utilized fundamental research to determine relative value.
Michael Hirschfield, CFA, Co-Portfolio Manager. Mr. Hirschfield joined Bramshill in 2018. Prior to joining Bramshill, Mr. Hirschfield served over nine years as Portfolio Manager for the Man Group, the world’s largest publicly listed hedge fund. He worked alongside Mr. DeGaetano at GLG Partners, helping to develop the predecessor to the Bramshill Income Performance Strategy in 2009. Additionally, he ran the US Credit Portfolio for the GLG Market Neutral Fund, a multi-strategy credit fund.
Paul van Lingen, Co-Portfolio Manager. Mr. van Lingen joined Bramshill in 2017. Prior to joining Bramshill, Mr. van Lingen was a Managing Director, Principal, and Portfolio Manager at Rimrock Capital Management where he served as Head of All Structured Products. Prior to that, Mr. van Lingen was a Managing Director at RBS Greenwich Capital where he managed day-to-day trading activities.
For more information about the Fund’s principal investment strategies, principal risks, and portfolio managers, please see the Fund’s prospectus dated July 30, 2018, as supplemented. A copy of the prospectus

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may be obtained without charge by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com/Resources.
As a result of the change in the Fund’s sub-advisor, it is expected that the Fund’s portfolio will be repositioned by Bramshill, resulting in increased portfolio turnover.
THE BOARD’S CONSIDERATIONS
Board Considerations with respect to Approval of Sub-Advisory Agreement. Touchstone and Bramshill provided the Board with various written materials in advance of the Meeting to assist with the Board’s consideration of Bramshill as sub-advisor. Touchstone provided written and oral information stating the basis for its recommendation to engage Bramshill and to transition the Fund to Bramshill’s income performance strategy. The information provided and discussion held also included details regarding Bramshill’s: (a) investment philosophy and investment process; (b) investment management personnel; (c) operating history, infrastructure and financial condition; (d) proposed sub-advisory fees that would be paid to Bramshill by Touchstone; and (e) reputation, expertise and resources of Bramshill. The Board then discussed the written materials that the Board received before the Meeting and all other information that the Board received at the Meeting.
The Board, including the Trustees who are not “interested persons,” as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), voting separately, unanimously determined that the proposal to approve the Sub-Advisory Agreement for the Fund would be in the best interests of the Fund. In approving the Sub-Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent, and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor’s proposed compensation; (3) the performance of the Fund and that of a composite of the accounts managed by the Sub-Advisor that use the same income performance strategy that the Sub-Advisor proposed to use in managing the Fund; and (4) the terms of the Sub-Advisory Agreement. The Board’s consideration of these factors is summarized below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by Touchstone and Bramshill regarding the services to be provided by Bramshill. The Board considered Bramshill’s level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who would be responsible for managing the investment of portfolio securities with respect to the Fund, as well as the performance record of the strategy. The Board also took into consideration that Touchstone was satisfied with Bramshill’s in-house risk and compliance teams.
Bramshill’s Compensation. The Board took into consideration the financial condition of Bramshill and any direct and indirect benefits to be derived by Bramshill’s relationship with the Fund. In considering the anticipated level of profitability to Bramshill, the Board noted the proposed contractual undertaking of Touchstone to maintain the current levels of expense limitations for the Fund, that the sub-advisory fees under the Sub-Advisory Agreement would be paid by Touchstone out of the advisory fees that it receives from the Fund, and that the sub-advisory fees were negotiated at arm’s length between Touchstone and Bramshill. As a consequence, the anticipated level of profitability to Bramshill from its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider potential economies of scale in Bramshill’s management of the Fund to be a substantial factor in

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its consideration, although it noted that the proposed sub-advisory fee included a breakpoint that would reduce the fee on Fund assets above a certain level.
Sub-Advisory Fees and Fund Performance. The Board considered that the Fund would pay advisory fees to Touchstone and that Touchstone would pay sub-advisory fees to Bramshill. The Board compared Bramshill’s proposed sub-advisory fee to the sub-advisory fee paid to the prior sub-advisor, noting that the proposed sub-advisory fee schedule would result in Bramshill receiving higher sub-advisory fees based on current asset levels as a result of differences in breakpoint levels. However, the Board noted that the advisory fee schedule would remain the same. The Board considered the amount of the advisory fee to be retained by Touchstone and the amount to be paid to Bramshill, with respect to the various services to be provided by Touchstone and Bramshill. The Board also noted that Touchstone negotiated the sub-advisory fee with Bramshill at arm’s length. The Board also noted that the expense limitations would remain the same for the Fund following the sub-advisor change. Based upon their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the services to be provided by Bramshill.
The Board considered the performance of Bramshill’s income performance strategy and the Fund’s performance record under ClearArc’s management. The Board also reviewed Bramshill’s investment performance, noting the firm’s strong performance in its income performance strategy relative to the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the one-year, three-year, five-year and since inception periods ended September 30, 2018. Based upon their review, the Trustees concluded that Bramshill was qualified to manage the Fund’s assets in accordance with the Fund’s investment goal and policies.
Conclusion. The Board reached the following conclusions regarding the Sub-Advisory Agreement: (a) Bramshill is qualified to manage the Fund’s assets in accordance with the Fund’s investment goal and policies; (b) Bramshill maintains an appropriate and effective compliance program; (c) the Fund’s proposed sub-advisory fee is reasonable in relation to the services to be provided by Bramshill; and (d) Bramshill’s proposed investment strategies are appropriate for pursuing the Fund’s investment goal. In considering the approval of the Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.
INFORMATION ABOUT THE SUB-ADVISOR
Bramshill, located at 411 Hackensack Avenue, 9th Floor, Hackensack, New Jersey 07601, is a registered investment advisor that serves as the sub-advisor to the Fund effective November 30, 2018. Bramshill was founded in 2012 by Arthur DeGaetano and William Nieporte. Bramshill has a nine person investment team and also manages separately managed accounts and pooled investment vehicles, including mutual funds, hedge funds, and a UCITS fund (European Union) on a discretionary basis using various investment strategies including Bramshill’s income performance strategy. As of December 31, 2018, Bramshill managed approximately $2.2 billion in assets on a discretionary basis.
Bramshill serves as investment advisor to the fund listed below, which is not affiliated with the Fund or Touchstone, and has an investment goal and strategies similar to the Fund’s investment goal and strategies. Bramshill has contractually agreed to waive a portion or all of its management fees with respect to the fund listed below and pay certain fund expenses in order to limit the fund’s total annual operating expenses. As investment advisor, Bramshill has additional responsibilities to such fund compared to Bramshill’s sub-advisory responsibilities for the Fund.

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Fund Name	Advisory Fee Rate (as a % of net assets)	Assets Under Management (as of December 31, 2018)
Bramshill Income Performance Fund	0.85%	$260,568,044

Bramshill is wholly owned by Ironmen Holdings, LLC, which is wholly owned by Arthur DeGaetano, and HIHO Investments LLC. HIHO Investments LLC is wholly owned by Stephen Selver. No Trustee or officer of the Fund is an officer, employee, director, general partner or shareholder of Bramshill, or has purchased or sold any securities of Bramshill or any of its parents or subsidiaries since April 1, 2017.
The name and principal occupation of each of the principal executive officers and general partners of Bramshill are listed below. The address of each is 411 Hackensack Avenue, 9th Floor, Hackensack, New Jersey 07601.

Name	Principal Occupation
Stephen Selver	Chief Executive Officer
Arthur DeGaetano	Chief Investment Officer
William Nieporte	Chief Compliance Officer
Kevin Jester	Chief Operating Officer
Ironmen Holdings, LLC	Managing Member

The advisory fee rates paid by the Fund to Touchstone have not changed as a result of Bramshill’s appointment as the Fund’s sub-advisor. Touchstone uses a portion of its advisory fee to pay Bramshill’s sub-advisory fees. Because Touchstone pays Bramshill’s sub-advisory fees out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.
INVESTMENT SUB-ADVISORY AGREEMENT
A form of the Sub-Advisory Agreement is attached to this Information Statement as Exhibit A. With the exception of the sub-advisor’s compensation described below, the contractual terms and conditions of the Sub-Advisory Agreement are similar to those of the prior sub-advisory agreement between Touchstone and ClearArc (formerly, Fifth Third Asset Management, Inc.) dated September 10, 2012 (the “Prior Sub-Advisory Agreement”), which was approved by the Board on May 17, 2012 and approved by the Fund’s sole shareholder on or about September 10, 2012. The Fund has no other service arrangements with Bramshill or its affiliates pursuant to which the Fund pays Bramshill a fee.
A description of several important provisions of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.
General. Bramshill manages the investment and reinvestment of the portion of the assets of the Fund allocated to it by Touchstone (the “Fund Assets”), subject to and in accordance with the investment goal, policies, and restrictions of the Fund and in conformity with the Fund’s registration statement as currently in effect. Bramshill makes all determinations with respect to the investment of the Fund Assets and the purchase and sale of portfolio securities. Bramshill also determines the manner in which voting rights, rights to consent to corporate actions, and any other rights pertaining to the Fund Assets are exercised. Bramshill provides regular reports to the Board. Bramshill places orders for portfolio transactions on behalf

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of the Fund in accordance with the Trust’s policies and is responsible for obtaining the most favorable price and execution available for the Fund.
Compensation. Sub-advisory fees are paid by Touchstone, not the Fund, and equal a specified percentage of Fund Assets. The percentage sub-advisory fee rate is reduced with respect to Fund Assets that exceed a specified breakpoint. The percentage sub-advisory fee rates under the Sub-Advisory Agreement are the same as the sub-advisory fee rates under the Prior Sub-Advisory Agreement; however, the breakpoint at which the reduced sub-advisory fee rate applies is set at a higher asset level under the Sub-Advisory Agreement than it is under the Prior Sub-Advisory Agreement. As a result, Touchstone will pay Bramshill increased sub-advisory fees compared to sub-advisory fees paid under the Prior Sub-Advisory Agreement, based on the current asset levels. Sub-advisory fees are computed and accrued daily based on the daily value of Fund Assets and the corresponding pro rata daily sub-advisory fee rates. There is no change in the advisory fee rates paid by the Fund to Touchstone as a result of the approval of Bramshill as the sub-advisor to the Fund.
Sub-Advisor Liability. Bramshill has agreed to indemnify and hold harmless the Trust, Touchstone and all their affiliated and controlling persons against any and all direct losses, claims, damages or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Bramshill’s material violation of any applicable federal or state law, rule or regulation, or any investment policy or restriction set forth in the Fund’s registration statement; or (b) Bramshill’s willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Advisor Liability. Touchstone has agreed to indemnify and hold harmless Bramshill and all affiliated and controlling persons against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) incurred by reason of or arising out of: (a) Touchstone’s material violation of any applicable federal or state law, rule or regulation, or any investment policy or restriction set forth in the Fund’s registration statement; or (b) Touchstone’s willful misfeasance, bad faith, or gross negligence or its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Limit on Trust Liability. Bramshill agrees that (i) the Trust’s obligations to Bramshill under the Sub-Advisory Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) Bramshill shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than Touchstone, nor from any Trustee, officer, employee, or agent of the Trust.
Term. The terms of the Sub-Advisory Agreement provide for it to remain in effect for an initial term ending on the two-year anniversary of the Sub-Advisory Agreement, which is on November 30, 2020. Unless earlier terminated, the Sub-Advisory Agreement will continue for successive annual terms, provided that each continuance is approved annually by a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, by Touchstone, Bramshill, and a majority of the Independent Trustees.
Amendment. The Sub-Advisory Agreement may be amended at any time by the parties to it, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.
Termination. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by Touchstone upon not more than 60 days’ nor less than 30 days’ written notice; (ii) by Bramshill upon not less than 60 days’ written notice; or (iii) by the Trust upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. The

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Sub-Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined under the Investment Company Act of 1940, as amended.
INFORMATION ABOUT TOUCHSTONE
Touchstone, located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, is a registered investment advisor that serves as the investment advisor to the Fund pursuant to the terms of an advisory agreement (the “Advisory Agreement”), dated May 1, 2000, as amended. The Advisory Agreement was last approved by shareholders on February 25, 2005 and by the Board on November 15, 2018. Under the Advisory Agreement, Touchstone reviews, supervises, and administers the Fund’s investment program and also ensures compliance with the Funds’ investment policies and guidelines, subject to the oversight of, and policies established by, the Board. Touchstone selects the Fund’s sub-advisor(s), subject to approval by the Board, determines the appropriate allocation of assets to the Fund’s sub-advisor(s) and continuously monitors sub-advisor performance.
Touchstone is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, or sub-administrative agent, or to other parties. For its services, Touchstone is entitled to receive an investment advisory fee from the Fund at an annualized rate based on the average daily net assets of the Fund. Under the terms of the Advisory Agreement, the Fund pays Touchstone an annual advisory fee equal to 0.60% of the first $500 million of Fund assets and 0.50% of Fund assets over $500 million. The Fund’s annual advisory fee is accrued daily and paid monthly. For the fiscal year ended March 31, 2018, the annual advisory fee for the Fund, net of any advisory fee waivers and/or expense reimbursements, was 0.59% of the Fund’s average daily net assets or $4,920,357.
Touchstone uses a portion of its advisory fees to pay Bramshill’s sub-advisory fees. As of December 31, 2018, Touchstone had approximately $15.9 billion in assets under management.
INFORMATION ABOUT THE DISTRIBUTOR
Touchstone Securities, Inc. (the “Distributor”) and the Trust are parties to a distribution agreement with respect to the Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer and an affiliate of Touchstone by reason of common ownership. The table below sets forth the aggregate underwriting commissions on sales of the Fund’s shares, which are comprised of the amount the Distributor distributed to unaffiliated broker-dealers, the amount the Distributor earned as a broker-dealer in the selling network, and the amount of underwriting commissions retained by the Distributor, all for the fiscal year ended March 31, 2018.

Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker-Dealers in Selling Network	Amount Earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
$104,177	$87,491	$207	$16,479

The Distributor retains the contingent deferred sales charge (“CDSC”) on redemptions of shares of the Fund that are subject to a CDSC. For the fiscal year ended March 31, 2018, the Distributor retained $9 and $2,634 of CDSCs with respect to Class A and Class C shares, respectively. The Fund does not pay fees to the Distributor pursuant to the distribution agreement.

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INFORMATION ABOUT THE ADMINISTRATOR
Touchstone serves as the Fund’s administrator pursuant to an administrative agreement with the Trust which was not impacted by, and remained in place following, the appointment of Bramshill. For the fiscal year ended March 31, 2018, the Fund paid Touchstone $1,203,829 in administration fees. Touchstone has engaged BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon IS”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator. BNY Mellon IS is compensated directly by Touchstone, not by the Trust.
SHARE OWNERSHIP INFORMATION
As of December 31, 2018, the Fund had 70,696,521.622 shares issued and outstanding. As of December 31, 2018, the name, address, number of shares, and percentage ownership of each shareholder that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund are as follows:

Name and Address	Number of Shares	Percent of Class	Share Class
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	746,714.491	7.49%	Class A
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	723,599.590	7.26%	Class A
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	570,672.605	5.72%	Class A
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	541,590.327	5.43%	Class A

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	1,500,026.727	19.66%	Class C
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	1,300,098.468	17.04%	Class C
MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	908,502.387	11.91%	Class C
UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	544,246.598	7.13%	Class C

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Name and Address	Number of Shares	Percent of Class	Share Class
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PARKWAY ST PETERSBURG FL 33716	527,937.591	6.92%	Class C

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13,724,058.229	29.60%	Class Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8,751,281.019	18.87%	Class Y
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4,594,111.891	9.91%	Class Y
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103	4,581,887.082	9.88%	Class Y
MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	2,926,323.071	6.31%	Class Y
UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	2,389,072.364	5.15%	Class Y

NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	3,093,697.827	46.00%	Institutional Class
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104	1,719,551.384	25.57%	Institutional Class
TOUCHSTONE CONTROLLED GROWTH WITH INCOME FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	652,311.952	9.70%	Institutional Class
TOUCHSTONE DYNAMIC DIVERSIFIED INCOME FUND 303 BROADWAY ST STE 1100 CINCINNATI OH 45202-4220	387,504.224	5.76%	Institutional Class
WELLS FARGO BANK NA FBO PO BOX 1533 MINNEAPOLIS, MN 55480	368,211.148	5.47%	Institutional Class

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The following table sets forth the name and ownership (i.e., dollar range of securities) of each Trustee and the Trust’s Principal Executive Officer and Principal Financial Officer (“Principal Officers”) who beneficially owned Fund shares as of December 31, 2018.

Name of Trustee or Principal Officer	Dollar Range of Equity Securities in the Fund	Share Class
Susan J. Hickenlooper, Trustee	$50,001-$100,000	Class A

As of December 31, 2018, each Trustee’s and Principal Officer’s individual shareholdings constituted less than 1% of the outstanding shares of the Fund and each class thereof, and as a group, the Trustees and Principal Officers of the Trust own less than 1% of the shares of the Fund and each class thereof.
PORTFOLIO TRANSACTIONS
There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year-end.
SHAREHOLDERS SHARING THE SAME ADDRESS
If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1.800.543.0407 or forward a written request to the Trust, P.O. Box 9878, Providence, Rhode Island 02940, if you would like to (1) receive a separate copy of this Information Statement; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

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EXHIBIT A:
FORM OF SUB-ADVISORY AGREEMENT

Touchstone Flexible Income Fund
a series of
Touchstone Strategic Trust

This Sub-Advisory Agreement (the “Agreement”) is made as of November 30, 2018, between Touchstone Advisors, Inc. (the “Advisor”), and Bramshill Investments LLC (the “Sub-Advisor”).

WHEREAS, Touchstone Strategic Trust (the “Trust”) is a Massachusetts business trust organized pursuant to an Agreement and Declaration of Trust dated May 19, 1993, as amended, and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is an investment advisor registered under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained by the Trust to provide investment advisory services with respect to the Touchstone Flexible Income Fund (the “Fund”); and

WHEREAS, the Sub-Advisor also is an investment advisor registered under the Advisers Act; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish it with portfolio management services in connection with the Advisor’s investment advisory activities on behalf of the Fund, and the Sub-Advisor has agreed to furnish such services to the Advisor and the Fund;

NOW THEREFORE, in consideration of the terms and conditions set forth below, it is agreed as follows:

1.    Appointment of the Sub-Advisor. In accordance with and subject to the Investment Advisory Agreement between the Trust and the Advisor, attached as Exhibit A (the “Advisory Agreement”), the Advisor appoints the Sub-Advisor to manage the investment and reinvestment of that portion of the assets of the Fund allocated to it by the Advisor (the “Fund Assets”), in conformity with the Fund’s currently effective registration statement, including its prospectus and statement of additional information, as amended (collectively, the “Disclosure Documents”), and subject to the control and direction of the Advisor and the Trust’s Board of Trustees (the “Board”), for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees during such period to render the services and to perform the duties called for by this Agreement for the compensation provided in Section 3 of this Agreement. The Sub-Advisor shall at all times maintain its registration as an investment advisor under the Advisers Act and shall otherwise comply in all material respects with all applicable laws and regulations, both state and federal. For purposes of this Agreement, the Sub-Advisor shall be deemed an independent contractor and shall, except as expressly provided or authorized by written Agreement with the Advisor, Fund, or Trust, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or the Fund.

2.    Duties of the Sub-Advisor. The Sub-Advisor will provide the following services and undertake the following duties:

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a.The Sub-Advisor, in its sole discretion, has the full authority to and will manage the investment and reinvestment of the Fund Assets, subject to and in accordance with the investment objectives, policies, and restrictions of the Fund as detailed in the Fund’s currently effective Disclosure Documents (e.g. prospectus). The Sub-Advisor also will determine the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the portfolio securities will be exercised. To the extent they do not contradict the Fund’s currently effective Disclosure Documents, the Sub-Advisor will also abide by any written directions which the Advisor or the Trust’s Board may give pursuant to this Agreement.

b.As reasonably requested, the Sub-Advisor will render regular reports to the Trust’s Board and to the Advisor (or such other service providers as the Advisor shall engage to assist it in the evaluation of the performance and activities of the Sub-Advisor). Such reports shall be made in such form and manner and with respect to such matters regarding the Fund and the Sub-Advisor as the Trust or the Advisor shall reasonably request; provided, however, that in the absence of extraordinary circumstances, the individual primarily responsible for management of Fund Assets for the Sub-Advisor will not be required to attend in-person more than one meeting per year with the Trust’s Board.

c.The Sub-Advisor may utilize the services of a third-party service provider to research and vote proxies on its behalf and on behalf of the Fund.

d.The Sub-Advisor shall not have custody of any of the Fund Assets and is not authorized to provide the Fund with legal or tax advice or to engage the Fund in any legal proceedings, including responding to class action claims; provided, however, that the Sub-Advisor shall promptly forward any notices it receives relating to class action claims to the Fund’s custodian or other duly designated Fund agent. The Sub-Advisor shall assist the custodian or other duly designated Fund agent in evaluating such securities class action claims, as reasonably requested in writing (provided that in so doing the Sub-Advisor shall not incur any extraordinary costs), but the Sub-Advisor will not be responsible for filing such claims. The Advisor acknowledges that the Fund’s custodian or other duly designated Fund agent will be responsible for evaluating and making all decisions regarding class action claims involving securities presently or formerly held by the Fund.

e.The Sub-Advisor may, to the extent permitted by applicable law and regulations, aggregate purchase and sale orders of securities placed with respect to the Fund Assets with similar orders being made simultaneously for other accounts managed by the Sub-Advisor or its affiliates, if, in the Sub-Advisor’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund. In forming this judgment the Sub-Advisor shall consider the selling or purchase price, brokerage commissions, and other expenses. In the event that a purchase or sale of the Fund Assets occurs as part of any aggregate sale or purchase order, the objective of the Sub-Advisor and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner.

f.Whenever the Fund and one or more other investment advisory clients of the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Advisor to be fair and equitable to each. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Advisor and

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its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client, including the Fund.

g.    The Sub-Advisor will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Advisor or its affiliates unless (a) such purchases or sales are in accordance with applicable law and regulation (including Rule 17a-7 under the 1940 Act) and the Fund’s policies and procedures, (b) the Sub-Advisor determines the purchase or sale is in the best interests of the Fund, and (c) the Fund’s Board has approved these types of transactions.

h.    The Sub-Advisor shall promptly notify the Advisor if the Sub-Advisor reasonably believes that the value of any security held by the Fund and reflected on the books and records of the Fund may not reflect fair value. The Sub-Advisor agrees to provide any pricing information of which the Sub-Advisor is aware to the Advisor and any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s adopted valuation procedures, which may be amended by the Board. Notwithstanding the foregoing, the parties recognize that the Sub-Advisor is not an official pricing source and has no responsibility for calculating the Fund’s net asset value.

i.    Regulatory Compliance.

(i)The Sub-Advisor will comply in all material respects with federal and state securities laws, including the 1940 Act, the Advisers Act, the Securities Act of 1933 (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the Commodity Exchange Act of 1936, each as amended, and the rules and regulations adopted by the Securities and Exchange Commission, the Commodities Futures Trading Commission, or state securities regulator that are applicable to a registered investment advisor providing services to registered open-end investment companies including, without limitation, Rule 206(4)-7 under the Advisers Act.

(ii)The Sub-Advisor shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

(iii)The Sub-Advisor will cooperate fully with the Trust’s Chief Compliance Officers in the execution of his or her responsibilities to monitor service providers to the Trust pursuant to Rule 38a-1 under the 1940 Act.

(iv)Subject to the Advisor’s supervision, the Sub-Advisor will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G, each under the 1934 Act, with respect to securities held for the account of the Fund.

(v)The Sub-Advisor has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”). The Sub-Advisor will provide its Code of Ethics to the Advisor and the Fund. The Sub-Advisor shall ensure that its Access Persons (as defined in the Sub-Advisor’s Code of Ethics) comply in all material respects with the Sub-Advisor’s Code of Ethics, as in effect. Upon request, the Sub-Advisor shall provide the Fund with (i) a copy of the

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Sub-Advisor’s current Code of Ethics, as in effect, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Advisor’s Code of Ethics. No less frequently than annually, the Sub-Advisor shall furnish to the Fund and the Advisor a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Sub-Advisor’s Code of Ethics. The Sub-Advisor shall promptly respond to any requests for information from the Advisor as to violations of the Sub-Advisor’s Code of Ethics by Access Persons and the sanctions imposed by the Sub-Advisor. The Sub-Advisor shall promptly notify the Advisor of any material violation of the Sub-Advisor’s Code of Ethics, whether or not such violation relates to a security held by the Fund.

(vi)The Sub-Advisor shall notify the Trust’s Chief Compliance Officer and Advisor immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s or the Advisor’s policies, guidelines, or procedures (to the extent such policies, guidelines, or procedures have been provided to the Sub-Advisor). In addition, the Sub-Advisor shall provide a quarterly report regarding its compliance with applicable law, including but not limited to the 1940 Act and the Code, and the Fund’s and the Advisor’s investment objectives policies, guidelines, or procedures as applicable to the Sub-Advisor’s obligations under this Agreement. The Sub-Advisor acknowledges and agrees that the Advisor may, in its sole discretion, provide such quarterly compliance certifications to the Board. The Sub-Advisor agrees to correct any such failure promptly and to take any action that the Board or the Advisor may reasonably request in connection with any such breach. The Sub-Advisor shall also provide the officers of the Trust with supporting certifications in connection with certifications of the Fund’s financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Sub-Advisor will promptly notify the Trust in the event (i) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Advisor with the federal or state securities laws in connection with the services provided to the Fund under this Agreement or (ii) the controlling stockholder of the Sub-Advisor changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

(vii)The Sub-Advisor shall maintain separate books and detailed records of all matters pertaining to the Fund Assets advised by the Sub-Advisor as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Advisor, custodian, or transfer agent appointed by the Fund), and relating to its responsibilities under this Agreement. The Sub-Advisor shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Advisor and the Board, which shall be delivered upon request to the Trust, at the Advisor’s expense, upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business. The Sub-Advisor may retain a copy of the Fund Books and Records for its own recordkeeping purposes.

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j.    The Sub-Advisor shall provide reasonable support to the Advisor with respect to the marketing of the Fund, including but not limited to: (i) permission to use the Sub-Advisor’s name and logo in accordance with Section 6 of this Agreement; (ii) permission to use the past performance and investment history of the Sub-Advisor with respect to a composite of accounts managed by the Sub-Advisor that are comparable, in investment objective and composition, to the Fund; (iii) reasonable access to the individual(s) responsible for day-to-day management of the Fund for marketing conferences, teleconferences, and other activities involving the promotion of the Fund, subject to the reasonable request of the Advisor; (iv) permission to use biographical and historical data of the Sub-Advisor and individual portfolio manager(s); and (v) permission to use photos of individual portfolio manager(s) in connection with the marketing of the Fund.

k.    The Sub-Advisor will, in the name of the Fund, place orders for the execution of all portfolio transactions in accordance with the policies set forth in the Fund’s Disclosure Documents. When placing orders with brokers and dealers, the Sub-Advisor’s primary objective shall be to obtain the most favorable price and execution available for the Fund, and in placing such orders the Sub-Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range); the financial strength and stability of the broker; the efficiency with which the transaction will be effected; the ability to effect the transaction at all where a large block is involved; and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking most favorable price and execution and compliance with Rule 12b-1(h) under the 1940 Act, the Sub-Advisor may select brokers and dealers to execute portfolio transactions of the Fund that promote or sell shares of the Fund. The Sub-Advisor is specifically authorized, to the extent authorized by law (including, without limitation, Section 28(e) of the 1934 Act), to pay a broker or dealer who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction. This excess payment (often referred to as “soft dollar” payments) in recognition of such additional research services rendered by the broker or dealer shall only be made if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonable benefit from such research services. The Sub-Advisor will present a written report to the Board, at least quarterly, indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses, broken down by broker-dealer and containing such information as the Board reasonably shall request.

l.    The Sub-Advisor shall maintain errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies related to the services provided to the Trust under this Agreement. Furthermore, the Sub-Advisor shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

m.    In the event of any reorganization or other material change in the Sub-Advisor, the Sub-Advisor shall give the Advisor and the Board written notice of such reorganization or change within a reasonable time (but not later than 30 days) after such reorganization or change.

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n.    The Sub-Advisor will bear its expenses of providing services to the Fund pursuant to this Agreement except such expenses as are expressly undertaken by the Advisor or the Fund.

o.    The Advisor and Sub-Advisor acknowledge and agree that the Sub-Advisor shall be required to provide only the services expressly described in this Agreement, and shall have no responsibility to provide any other services to the Advisor or the Fund except as required by law. The Advisor shall remain responsible for the Fund’s overall compliance with the 1940 Act, the Code, and all other applicable federal and state laws and regulations.

p.    The Advisor agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities under this Agreement, including, without limitation, information concerning the Fund; its cash available, or to become available, for investment; and generally as to the conditions of the Fund or its affairs.

q.    The Advisor will provide the Sub-Advisor with advance notice of, and the opportunity to comment on, any change in the Fund’s investment objectives, investment policy risks, and restrictions as stated in the Disclosure Documents, or in any procedures and policies adopted by the Board of the Trust or the Advisor that may affect the Sub-Advisor’s management of the Fund. The Sub-Advisor shall, in the performance of its duties and obligations under this Agreement, manage the Fund Assets in compliance with such changes following reasonable notice of the effectiveness of such changes from the Advisor. In addition to such notice, the Advisor shall provide to the Sub-Advisor a copy of any amendments or supplements to the Disclosure Documents. The Advisor acknowledges and agrees that the Disclosure Documents will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund.

r.    The Advisor acknowledges and agrees that the Sub-Advisor does not guarantee the future performance or any specific level of performance for the Fund Assets, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund Assets. The Advisor acknowledges and agrees that investment decisions made with regard to the Fund Assets by the Sub-Advisor are subject to various market, currency, economic, political, and business risks, and that those investment decisions will not always be beneficial to the Fund. Additionally, there may be loss or depreciation of the value of the Fund Assets because of fluctuation of market values. These risks will be disclosed in the Fund’s Disclosure Documents.

3.    Compensation of the Sub-Advisor.

a.    As compensation for the services to be rendered and duties undertaken under this Agreement by the Sub-Advisor, the Advisor will pay to the Sub-Advisor a monthly fee equal on an annual basis to XX% on the first $1.5 billion of Fund assets and XX% on assets over $1.5 billion; without regard to any total expense limitation or other fee waiver applied by the Trust or the Advisor. Such fee shall be computed and accrued daily. If the Sub-Advisor serves in such capacity for less than the whole of any period specified in Section 12(a) of this Agreement, the compensation to the Sub-Advisor shall be prorated. For purposes of calculating the Sub-Advisor’s fee, the daily value of the Fund Assets shall be computed by the same method as the Trust uses to compute the Fund’s net asset value for purposes of purchases and redemptions of shares.

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b.    The Sub-Advisor reserves the right to waive all or a part of its fees.

4.    Ongoing Reporting of the Sub-Advisor.

a.     Financial Reporting. The Sub-Advisor will report to the Board (at regular quarterly meetings and at such other times as the Board reasonably shall request, subject to the limitation on personal attendance at such meetings set forth in Section 2(b) of this Agreement): (i) the financial condition and financial prospects of the Sub-Advisor, (ii) the nature and amount of transactions that may be reasonably expected to effect the Fund that involve the Sub-Advisor and its affiliates, (iii) information regarding any potential conflicts of interest arising by reason of the Sub-Advisor’s continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information including but not limited to the performance of the specific strategy used to manage the Fund Assets and the capacity of the Sub-Advisor as it relates to the continuing ability of the Sub-Advisor to accept additional cash flow from the Advisor into the Fund. Upon request by the Advisor or the Board, the Sub-Advisor agrees to discuss with the Board its plans for the allocation of remaining capacity in the strategy used to manage the Fund, with respect to the Fund and to the Sub-Advisor’s other clients.

The Sub-Advisor will annually provide the Advisor with the Sub-Advisor’s financial statements, unless the Fund’s Board requests reports on a more frequent basis. For purposes of this Section 4(a), “financial statements” shall include the Sub-Advisor’s balance sheet, income statement, and notes to the financial statements.

b.     Key Personnel Reporting. The Sub-Advisor agrees to promptly notify the Advisor upon becoming aware of any incapacity, resignation, termination, or other material change of key personnel. For purposes of this Section 4(b), “key personnel” include: (i) any portfolio manager of the Fund; and (ii) any chief executive officer, chief compliance officer, chief operations officer, chief investment officer, chief financial officer, chief administration officer, or any other principal or officer of similar title or position with the Sub-Advisor; and (iii) any member of its investment (or comparable) committee.

5.    Representations of the Advisor. The Advisor represents that: (a) the Advisor has been duly appointed by the Board to provide investment services to the Fund Assets as contemplated in this Agreement; (b) the Advisor has all necessary power and authority to execute, deliver, and perform this Agreement on behalf of the Trust, and such execution, delivery, and performance will not violate any applicable law, regulation, organizational document, policy, or agreement binding on the Trust or its property; (c) the Trust has the full power and authority to enter into all transactions contemplated under this Agreement, to perform its obligations under such transactions and to authorize the Advisor to procure the Sub-Advisor to enter into such transactions on the Trust’s and Fund’s behalf; (d) the Advisor’s decision to appoint the Sub-Advisor was made in a manner consistent with its fiduciary duties under applicable law and the governing documents, contracts, or other material agreements or instruments governing the Fund’s investment or trading activities; (e) the Advisor will deliver to the Sub-Advisor a true and complete copy of the Fund’s Disclosure Documents, such other documents or instruments governing the investments of Fund Assets, and such other information as is necessary for the Sub-Advisor to carry out its obligations under this Agreement; and (f) the Trust is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

6.    Use of Names.

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a. Neither the Advisor nor the Trust shall use the name of the Sub-Advisor in any prospectus, sales literature, or other material relating to the Advisor or the Trust in any manner not approved in advance by the Sub-Advisor; provided, however, that the Sub-Advisor will approve all uses of its name which merely refer in accurate terms to its appointment or which are required by the Securities and Exchange Commission (the “SEC”) or a state securities commission; and provided further, that in no event shall such approval be unreasonably withheld.

b. The Sub-Advisor shall not use the name of the Advisor or the Trust in any material relating to the Sub-Advisor in any manner not approved in advance by the Advisor or the Trust, as the case may be; provided, however, that the Advisor and the Trust will each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Advisor as the Fund’s Sub-Advisor under this Agreement or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

c. Upon termination of this Agreement in accordance with Section 12, the Advisor shall cease using any references to the Sub-Advisor in Fund and Advisor documents unless such reference is required by law. Similarly, the Sub-Advisor shall cease using any references to the Advisor or Fund in any documents unless such reference is required by law. For purposes of this paragraph, documents include but are not limited to, marketing materials, regulatory filings, and performance reporting.

7.    Liability of the Sub-Advisor. The Sub-Advisor shall indemnify and hold harmless the Trust, the Advisor, and all their affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct losses, claims, damages, or liabilities (including reasonable legal and other expenses) (collectively, “Losses”) incurred by reason of or arising out of: (a) the Sub-Advisor being in material violation of any applicable federal or state law, rule, or regulation or any investment policy or restriction set forth in the Fund’s Disclosure Documents or any written guidelines or instruction provided in writing by the Board; or (b) the Sub-Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

8. Liability of the Advisor. The Advisor shall indemnify and hold harmless the Sub-Advisor and all affiliated persons (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) against any and all direct Losses incurred by reason of or arising out of: (a) the Advisor being in material violation of any applicable federal or state law, rule, or regulation; or (b) the Advisor’s willful misfeasance, bad faith, gross negligence, or its reckless disregard of its obligations and duties under this Agreement.

9.    Limitation of Trust’s Liability. The Sub-Advisor acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Sub-Advisor agrees that (i) the Trust’s obligations to the Sub-Advisor under this Agreement (or indirectly under the Advisory Agreement) shall be limited in any event to the Fund Assets and (ii) the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders of the Fund, other than the Advisor, nor from any Trustee, officer, employee, or agent of the Trust.

10.    Force Majeure. The Sub-Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of

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communication or power supply. In the event of equipment breakdowns beyond its control, the Sub-Advisor shall take all reasonable steps to minimize service interruptions.

11.    Confidentiality. Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities that are either designated as being confidential or which, by the nature of the circumstances surrounding the disclosure, ought in good faith to be treated as proprietary or confidential (collectively, the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a commercially reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, directors, officers, legal advisors, or auditors having a need to know such Confidential Information in furtherance of the objectives set forth under this Agreement; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible. Further, neither party shall use the other’s Confidential Information regarding prospective or current client lists for reasons other than in furtherance of this Agreement and will not use such Confidential Information to solicit, market or advertise to such clients without the express written consent of the other party. Each party agrees to act in good faith and will not use the Confidential Information of the other to interfere with the other’s then current or prospective commercial relationships with such clients.

Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three years following the expiration or termination of this Agreement.

Notwithstanding anything to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated in this Agreement.

12.    Renewal, Termination and Amendment.

a.    This Agreement shall continue in effect, unless sooner terminated under this Agreement, through November 30, 2020; and it shall thereafter continue for successive annual terms provided that such continuance is specifically approved by the parties and, in addition, at least annually by (i) the vote of the holders of a majority of the outstanding voting securities of the Fund or (ii) by vote of a majority of the Trust’s Board including the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of either the Advisor or the Sub-Advisor, cast in person at a meeting called for the purpose of voting on such approval.

b.    This Agreement may be terminated at any time, without payment of any penalty, (i) by the Advisor upon not more than 60-days’ nor less than 30-days’ prior written notice delivered

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or mailed, postage prepaid, to the Sub-Advisor; (ii) by the Sub-Advisor upon not less than 60-days’ prior written notice delivered or mailed, postage prepaid, to the Advisor; or (iii) by the Trust, upon either (y) the majority vote of the Board or (z) the affirmative vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

c.    This Agreement may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of the majority of the outstanding voting securities of the Fund affected by such change.

d.    The terms “assignment,” “interested persons” and “majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act.

13.    Severability. If any provision of this Agreement shall become or shall be found to be invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected.

14.    Notice. Any notices under this Agreement shall be in writing and sent to the address or facsimile number, as applicable, of the party receiving such notice or instruction and (a) delivered personally; (b) sent by electronic mail (“email”) or facsimile transmission, with notice or confirmation of receipt received; (c) delivered by a nationally recognized overnight courier; or (d) sent by prepaid first-class mail. Until further notice to the other party, it is agreed that the addresses of the parties shall be:

Trust and Advisor:	303 Broadway, Suite 1100, Cincinnati, OH 45202, Attn: President, Touchstone Investments
With a copies to: Tim.Paulin@TouchstoneInvestments.com and
Meredyth.Whitford@WSLife.com

Sub-Advisor:	Bramshill Investments, LLC, Attn: Chief Executive Officer, 211 Hackensack Avenue, 9th Fl., Hackensack, NJ 07601

15.    Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio. The captions in this Agreement are included for convenience only and in no way define or delimit any of the Agreement provisions or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16.    Entire Agreement. This Agreement, including any attached Schedules, constitutes the sole and entire agreement of the parties with respect to the Agreement’s subject matter.

17.      Customer Notification. By executing this Agreement, the Advisor acknowledges that as required by the Advisers Act the Sub-Advisor has supplied to the Advisor and the Trust copies of the Sub-Advisor’s Form ADV with all exhibits and attachments (including the Sub-Advisor’s statement of financial condition, if required) and will promptly supply to the Advisor copies of all amendments or restatements of such document.

Signatures on next page.

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The parties’ duly authorized officers have signed and delivered this Agreement as of the date first above written.

TOUCHSTONE ADVISORS, INC.

BY:_______________________        BY:__________________________
Name:                    Name:
Title:                    Title:

BRAMSHILL INVESTMENTS LLC

BY:_________________________
Name:
Title:

TSF-2459-1901

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